EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce T. Leitch, Chief Executive Officer and Chief Financial Officer of Cool Can Technologies, Inc. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the annual report on Form 10-KSB of the Company, for the fiscal year ended June 30, 2002, and to which this certification is attached as Exhibit 32.1 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:                              /s/ Bruce T. Leitch
Name:                        Bruce T. Leitch

Title:                          Chief Executive Officer and
                                   Chief Financial Officer
Date:                          January 5, 2004